UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2004
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)



      Delaware                         0-22624                 05-0473908
      Delaware                         1-11432                 05-0475617
      Delaware                         1-11436                 22-3182164
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)




1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

     On February 22, 2004, Foamex International Inc. (the "Company") and Marshall S. Cogan executed a Separation Agreement and General Release setting forth the terms and conditions relating to Marshall S. Cogan's resignation from the Board of Directors of the Company and certain of its subsidiaries and termination of his employment with the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits

    Exhibit
    Number       Description

    10.11.6 Separation Agreement and General Release, dated February 22, 2004, by and between Marshall S. Cogan and Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2004

                                     FOAMEX INTERNATIONAL INC.

                                     By:  /s/ K. Douglas Ralph
                                          --------------------------------------
                                          Name:  K. Douglas Ralph
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                   FOAMEX L.P.
                                     By:  FMXI, INC.,
                                          its Managing General Partner

                                     By:  /s/ K. Douglas Ralph
                                          --------------------------------------
                                          Name:  K. Douglas Ralph
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                     FOAMEX CAPITAL CORPORATION

                                     By:  /s/ K. Douglas Ralph
                                          --------------------------------------
                                          Name:  K. Douglas Ralph
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit
 Number          Description

 10.11.6 Separation Agreement and General Release, dated February 22, 2004, by and between Marshall S. Cogan and Foamex International Inc.